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                                                                   Exhibit 99.06

                         TAX ADMINISTRATION AGREEMENT
                         ----------------------------

     THIS AGREEMENT (this "Agreement") is made and entered into as of October 15, 1997 by and between CHOICE HOTELS INTERNATIONAL, INC. (to be renamed Sunburst Hospitality Corporation, a Delaware corporation ("Sunburst"), and CHOICE HOTELS FRANCHISING, INC. (to be renamed Choice Hotels International, Inc.), a Delaware corporation ("Choice").

                                   RECITALS

     WHEREAS, pursuant to a Distribution Agreement (the "Distribution Agreement" dated as of October 15, 1997, Choice and Sunburst have agreed to enter into this agreement relating to certain tax administration matters on the terms and conditions set forth herein; and

     WHEREAS, Choice shall retain the personnel and systems formerly utilized in the administration of the services described herein; and

     WHEREAS, Sunburst desires to retain Choice as described herein, and Choice desires to render such assistance on an equitable, arms length basis for a fee;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sunburst and Choice agree as follows:

1. Definitions.  As used in this Agreement, the terms indicated below shall have
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the following meanings:

       "Distribution" means the distribution to the holders of Choice Hotels
        ------------
   International, Inc. Common Stock of all the outstanding shares of Choice Hotels Franchising, Inc. Common Stock.

       "Distribution Date" means the date on which the Distribution shall be
        -----------------
   effected.

       "Hotel Business" shall mean any business or operation of Sunburst and its
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subsidiaries (as defined in the Distribution Agreement) which is to be conducted following the Distribution.

       "Prime Rate" shall be the rate identified from time to time in the New
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   York edition of the Wall Street Journal as being the prime rate of interest in the United States.

       "Related Agreement" shall have the meaning described in the Distribution
        -----------------
   Agreement.

       "Tax Claim"  means a claim by a Taxing Authority for sales, use,
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   occupancy, or any other taxes (other than any income taxes), miscellaneous licenses, permits, and fees, interest and penalties (other than penalties for the delinquent payment of assessments) which claims arise from or relate to the Hotel Business and which under the Distribution Agreement or any Related Agreement is charged to Sunburst.

       "Taxing Authority" means any Country, State, County, Municipality, City
        ----------------
   or other governmental entity legally empowered to tax Sunburst properties or operations.

   2.1 Tax Claim Administration Services.  Upon request of Sunburst, Choice
       ---------------------------------
shall provide the services described in Exhibit B specifically requested by Sunburst. Choice will promptly notify Sunburst in writing of any Tax Claims for which it receives notice. Sunburst shall have full authority to defend and
settle all Tax Claims.   Choice will not protest, settle, compromise or pay any
Tax Claims (except under protest), without the prior written consent of Sunburst. Choice agrees to provide such services only if it reasonably believes the service will not interfere with the conduct of the business of Choice or pose an unreasonable burden.

   2.2 Standard of Care. All services provided hereunder shall be administered
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in accordance with Choice's standard policies, procedures and practices in effect as of the date hereof and as may be changed hereafter in the normal course and as more particularly described below, or as otherwise specified in accordance with the terms thereof. In so doing, Choice shall follow commonly accepted standards of care in the industry and exercise the same care and skill as it exercises in performing like services for itself.

   3.  Financial Provisions.
       --------------------

   3.1 Reimbursement.  Sunburst will reimburse Choice for any Tax Claims for
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which Choice is ultimately held liable, other than Tax Claims for which Sunburst is entitled to indemnification under Section 4(a) hereof, together with all reasonable out-of-pocket expenses including legal fees incurred by Choice in protesting or disputing any Tax Claim or endeavoring to obtain a refund at Sunburst's request.

   3.2 Pricing and Payment for Services.  Sunburst shall pay Choice for services
       --------------------------------
requested and rendered hereunder as follows:

       (a) The charging mechanisms for rates or charges for each service shall include (i) activity-based charges where the per unit price will be multiplied by the variable number of units; (ii) fixed fee based charges, meaning a fixed amount per accounting period for Choice to perform the service; (iii) usage based charges for which Sunburst will pay according to actual use of the service; (iv) time and materials charges; (v) any out-of-

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       pocket expenses, including, but not limited to, fees of consultants and attorneys; or (vi) a variation or a combination of any of the foregoing methods as agreed to by the parties.

        (b) Sunburst shall pay any and all reasonable additional costs and expenses which Choice may incur for the express purpose of providing services to Sunburst hereunder.

       (c) Sunburst shall pay Choice for all services provided hereunder within thirty (30) days after receipt of an invoice therefor. Sunburst will remit to Choice the amount of any Tax Claims payable by Choice before Choice is required to remit such amount to any Taxing Authority, provided that Sunburst has received prompt notification of such. If Choice subsequently recovers any amounts paid by Sunburst hereunder or if Choice recovers any Tax Claim previously paid, it will remit such amounts to Sunburst within thirty (30) days of receipt. Sunburst shall pay fixed charges in advance on the first business day of the applicable Accounting Period. Any payments not made by Sunburst to Choice or not made by Choice to Sunburst, when due shall bear interest, computed daily, from the date due to the date of payment at a rate equal to the Prime Rate plus two (2) percentage points, as same may vary from time to time.

   4.  Indemnification.
       ---------------

       (a) Choice will defend, indemnify and hold harmless Sunburst, its subsidiaries, affiliates, directors, officers, employees and agents from Tax Claims arising from (i) Choice's failure to file a tax return required hereunder when due or (ii) Choice's failure to pay the tax shown as due on any tax return applicable to the Hotel Business unless in the case of (ii), such Tax Claim is being contested by Choice or a Choice subsidiary in good faith on the date of this Agreement.

       (b) Sunburst will defend, indemnify and hold harmless Choice, its subsidiaries, affiliates, directors, officers, employees and agents from any Tax Claims which are not subject to indemnification by Choice pursuant to Section 4(a) above, and any out-of-pocket expenses incurred by Choice in protesting or disputing any Tax Claims at Sunburst's request.

       (c) Sunburst shall indemnify, defend and hold harmless Choice and its subsidiaries, and Choice shall indemnify, defend and hold harmless Sunburst and its subsidiaries from and against any liability, cost, or expense, including, without limitation, any fine, penalty, interest charge (restricted to interest in excess of the rate established under Section 6621 of the Internal Revenue Code and interest which is in respect of the penalty portion of an assessment), or accountants' or attorney fees, arising out of fraudulent or negligently prepared information, workpapers, documents, and other items used in the preparation

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       of, or presented in, any return, amended return, or claim or refund filed, and which information, workpapers, documents, or other items originated with and/or were prepared by such indemnifying party.

   5.  Access to Information. Sunburst and its authorized agents will be given
       ---------------------
reasonable access to and may make copies of all information relating to Tax Claims, Choice's time and expense charges for providing the services provided hereunder, and Choice's out-of-pocket expenses. Sunburst and its authorized agents may, upon fourteen (14) days written notice, annually audit Choice's claims, administration policies, procedures and practices and the Tax Claims. The parties will cooperate with one another to minimize the disruption caused by any such audit. Choice will retain all information relating to Tax Claims in accordance with the retention policies in the Distribution Agreement, with Choice's internal record retention policy and in accordance with applicable laws.

   6.  Term.  The term of this Agreement shall commence on the Distribution
       ----
Date and shall remain in effect through the end of the first full fiscal year immediately following the Distribution Date. Unless terminated pursuant to the terms hereof, this Agreement shall automatically renew each Fiscal Year thereafter for the extended term of said Fiscal Year, but shall not extend past the last day of the 30th month following the Distribution Date; provided,
                                                                --------
however, that Sunburst may terminate this agreement or any services provided
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hereunder at any time for any reason or no reason  upon sixty (60) days' prior written notice to Choice. This Agreement may also be terminated in the event of a default (past the expiration of any applicable cure period provided herein) in accordance with the provisions of this Agreement.

   7.  Default. If either party materially defaults hereunder, the non-
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defaulting party may terminate this Agreement effective immediately (subject to the cure periods set forth herein below) upon written notice to the defaulting party. The non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred) relating to any such material default. The following events shall be deemed to be material defaults hereunder:

       (a) Failure by either party to make any payment required to be made to the other hereunder, which failure is not remedied within five (5) days after receipt of written notice thereof; or

       (b) Except as otherwise provided herein, failure by either party substantially to perform in accordance with the terms and conditions of this Agreement, which failure is not remedied within thirty (30) days after receipt of written notice from the other party specifying the nature of such default; or

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       (c)  (i) Filing of a voluntary bankruptcy petition by either party; (ii)
   filing of any involuntary bankruptcy petition against either party which is not withdrawn within sixty (60) days after filing; (iii) assignment for the benefit of creditors made by either party; or (iv) appointment of a receiver for either party.

   8.  Force Majeure.  Choice and Sunburst shall incur no liability to each
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other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accidents, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or resulting from any actions of a governmental authority, or any other event beyond each other's reasonable control.

   9.  Relationship of Parties.  Nothing in this Agreement shall be deemed or
       -----------------------
construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties.

   10. Assignment.  Neither party shall, without the prior written consent of
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the other, assign any rights or delegate any obligations under this Agreement, such consent not to be unreasonably withheld, conditioned or delayed.

   11. Headings.  The headings used in this Agreement are inserted only for the
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purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

   12. Severability of Provisions.  Neither Choice nor Sunburst intend to
       --------------------------
violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

   13. Parties Bound.  This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any person any legal or equitable rights hereunder.

   14. Notices.  All notices and other communications hereunder shall be in
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writing and shall be delivered by hand or shall be deemed to have been properly made and given one (1) business day after being deposited with a reputable overnight courier service such as Federal Express, Airborne Express or UPS Next Day Air for next business day delivery to the following addresses (or at such other addresses for a party as shall be specified by like notice):

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          to Choice:

                Choice Hotels International, Inc.
                10750 Columbia Pike
                Silver Spring, MD 20901
                Attention: General Counsel

          to Sunburst

                Sunburst Hospitality Corporation
                10770 Columbia Pike
                Silver Spring, MD 20901
                Attention: General Counsel

   15. Further Action.   Choice and Sunburst each shall cooperate in good faith
       --------------
and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

   16. Waiver.  Choice and Sunburst each agree that the waiver of any default
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under any term or condition of this Agreement shall not constitute any waiver of any subsequent default or nullify the effectiveness of that term or condition.

   17. Governing Law.  All controversies and disputes arising out of or under
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this Agreement shall be determined pursuant to the laws of the State of
Maryland, United States of America, regardless of the laws that might be applied under applicable principles of conflicts of laws.

   18. Consent to Jurisdiction.  The parties irrevocably submit to the
       -----------------------
exclusive jurisdiction of (a) the Courts of the State of Maryland in Montgomery County, and (b) the United States District Court for the State of Maryland for the purposes of any suit, action or other proceeding arising out of this Agreement.

   19. Commercially Reasonable Terms and Conditions.  The terms and provisions
       --------------------------------------------
of this Agreement are and shall reflect commercially reasonable terms and conditions (including, but not limited to, pricing) that are at least as favorable and as competitive to Sunburst as the terms and conditions Choice would grant or require of third parties for substantially similar goods and services.

   20. Liaisons.  Sunburst and Choice shall each appoint a managerial level
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individual (hereinafter "Representative") to facilitate communications and performance under this Agreement. Each party may treat an act of a Representative of the other party as being authorized by such other party without inquiring behind such act or ascertaining whether such Representative had authority

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

to so act. The initial Representatives are named on Exhibit A. Each party shall have the right at any time and from time to time to replace its Representative by giving notice in writing to the other party setting forth the name of (i) the Representative to be replaced and (ii) the replacement, and certifying that the replacement Representative is authorized to act for the party giving the notice in all matters relating to this Agreement.

   21. Other Agreements. Notwithstanding anything to the contrary contained
       ----------------
herein, Sunburst shall not be charged under this Agreement for any services which are required to be performed under any operating lease or other agreement between Sunburst and Choice or their respective subsidiaries.

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         CHOICE HOTELS FRANCHISING, INC., a
                         Delaware corporation



                         By: /s/ Michael J. DeSantis
                            --------------------------------------
                            Name: Michael J. DeSantis
                                 ------------------------------
                            Title: Senior Vice President
                                  -------------------------------

                         CHOICE HOTELS INTERNATIONAL, INC., a
                         Delaware corporation


                         By: /s/ Edward A. Kubis
                            --------------------------------------
                            Name: Edward A. Kubis
                                 ------------------------------
                            Title: Senior Vice President
                                  -------------------------------

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

                                   EXHIBIT A

                                REPRESENTATIVES


                    [TBD] Choice Hotels International, Inc.

               Terry Ingalsbe - Choice Hotels Franchising, Inc.

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

                                   EXHIBIT B


                                   SERVICES


                                  [ATTACHED]

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                          MAINTENANCE OF FIXED ASSETS
                             (FEDERAL, AMT & ACE)
                             SCHEDULE OF SERVICES


1. Review Federal status and regulations for law changes; perform research as required.

2. Classify monthly additions by asset type and depreciation method. Submit corrections to Asset Management department as needed.

3. Review new facility/renovation additions for Section 1245 classification. Obtain construction cost report and analyze for details.

4. Review acquisition additions for accuracy and reasonableness. Obtain copies of settlement sheets, purchase agreements, etc. for details to fixed asset allocation.

5. Review monthly dispositions and retirements. Calculate tax gain or loss as needed.

6. Obtain fixed asset information for separate companies (such as Choice foreign operations). Review and submit entries for tax books to Asset Management department.

7. Review PeopleSoft Asset Management System for luxury auto limitations calculations. Submit corrections as needed.

8. Extract reports from PeopleSoft Asset Management System as needed for special projects or projections.

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